UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615

December 23, 2015

Dear Hatteras Funds Investor,

On December 10, 2015 we announced that Raleigh Acquisition, LLC, a newly formed company owned by Hatteras Funds' management team, entered into an agreement to acquire Hatteras Funds, LLC from RCS Capital Corporation ("RCS") and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS. Once approved, Hatteras Funds will again be a 100% employee owned alternative investment boutique.

There will be no changes to Hatteras Funds' leadership or portfolio management teams as a result of the transaction. Business operations and processes will not be impacted by the transaction.

The transaction is subject to the approval of shareholders under the Investment Company Act of 1940 as well as certain regulatory approvals, filings and other customary closing conditions. The transaction is expected to close on December 31, 2015.

Attached to this communication, please find a proxy statement asking for your support of the transaction. Please review the proxy statement as it contains important information. We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the transaction.

We are proud of the past 12 years and appreciate your business, your trust and the confidence you have placed in us. Please feel free to call us with any questions.

My very best,

David Perkins
CEO, Hatteras Funds

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

December 23, 2015

Dear Partner:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF PARTNERS (the "Special Meeting") of the Hatteras Core Alternatives TEI Institutional Fund, L.P., (the "Fund") will be held on January 21, 2016, at 9:00 a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 to consider and vote on certain proposals, described below. In addition, Hatteras Master Fund, L.P. is holding a special meeting on January 21, 2016 at 9:40 a.m. (the "Master Fund Special Meeting"). As a partner of Hatteras Master Fund, L.P., the Fund will vote its interests in the Master Fund on the proposals presented at the Master Fund Special Meeting (the "Master Fund Proposals"). Therefore, the Fund is also seeking voting instructions from the Fund's partners regarding the Master Fund Proposals. In all, the Special Meeting is being held to consider and vote on the following proposals:

•  Proposal 1: To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Master Fund, L.P.; and

•  Proposal 2: To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement attached hereto as Appendix B among Morgan Creek Capital Management, Hatteras Funds, LLC and Hatteras Master Fund, L.P.

Partners of record of the Fund at the close of business on November 1, 2015 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals. The Proxy Statement itself provides greater detail about the Proposals and their effects on the Fund. The Fund's Board of Directors recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy/voting instruction card.

•  Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•  In person: Attend the Special Meeting on January 21, 2016.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote on the Proposals, including providing your voting instructions on the Master Fund Proposals, as soon as possible. Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote. Thank you for your response and for your continued investment with the Fund.

Respectfully,

David B. Perkins
Chief Executive Officer and
President and Chairman of the Board of Directors
Hatteras Core Alternatives TEI Institutional Fund, L.P.

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the "Fund") that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  On December 10, 2015, the Fund's investment adviser, Hatteras Funds, LLC ("Hatteras"), entered into a transaction which, when consummated, will result in an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and therefore a termination of, the investment advisory and sub-advisory agreements that pertain to the Fund. In order for the Fund to continue receiving uninterrupted investment advisory and sub-advisory services, the Fund's partners will need to vote on the Proposals described herein to approve new investment advisory and sub-advisory agreements on behalf of the Fund. Details of the transaction are provided below.

On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company owned by several of the same persons who currently manage Hatteras Funds, LLC ("Hatteras"), entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation, a Delaware corporation ("RCS"), RCS Capital Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") and Hatteras, a Delaware limited liability company and wholly-owned subsidiary of Seller. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the "Purchase"). The Purchase is expected to be consummated on December 31, 2015, but is subject to various conditions.

When consummated, the Purchase will result in an "assignment" under the 1940 Act of the existing advisory and sub-advisory agreements of the Fund. To avoid disruption of the Master Fund's investment management program, the Board of Directors of the Master Fund (the "Master Fund Board") approved a proposed new investment advisory and sub-advisory agreement on December 10, 2015. The Master Fund Board also approved an interim advisory and sub-advisory agreement, which will become effective if the Purchase is consummated prior to approval of the new Agreements (as defined below) by partners of the Fund. The Interim Agreements (as defined below) provide that, effective for up to 150 days following the date of the consummation of the Purchase, and until approval of the new Agreements, Hatteras will continue to act as investment adviser to the Master Fund on identical terms and with the identical fee structure and MCCM will continue to act as investment sub-advisor to the Master Fund on identical terms and with the identical fee structure as under the Current Agreements (as defined below). The Agreements under consideration are listed below:

	Existing Agreements	Proposed New Agreements	Interim Agreements
Investment Advisory Agreement between Hatteras and the Hatteras Master Fund, L.P., in which the Fund invests substantially all of its assets:	"Current Advisory Agreement"	"Advisory Agreement"	"Interim Advisory Agreement"
Investment Sub-Advisory Agreement among Hatteras and Morgan Creek Capital Management, LLC ("MCCM") and Hatteras Master Fund, L.P.:	"Current Sub-Advisory Agreement"	"Sub-Advisory Agreement"	"Interim Sub-Advisory Agreement"

	Existing Agreements	Proposed New Agreements	Interim Agreements
Together, the Agreements are referred to as:	"Current Agreements"	"Agreements"	"Interim Agreements"

To facilitate management of the Fund's assets, the Board of Directors of the Fund (the "Board") seeks to obtain the voting instructions, as described in Proposal 1, necessary to set in place the Advisory Agreement and the voting instructions, described in Proposal 2, necessary to set in place the Sub-Advisory Agreement.

The Fund will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from its partners. To the extent that the Fund does not receive voting instructions from its partners, the portion of the Fund's Master Fund interest allocable to such partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Q.  What will happen if the Fund's partners do not approve the Proposals?

A.  Effectiveness of each of the Proposals is conditioned on (i) the consummation of the Purchase and (ii) the approval by the Master Fund's partners of the relevant Master Fund Proposal and (iii) the approval by the Fund's partners of the relevant Proposal. If the Purchase is consummated prior to approval of the Advisory Agreement and/or Sub-Advisory Agreement by the Master Fund's partners, the Interim Advisory Agreement and/or Interim Sub-Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Master Fund's partners either approve or disapprove of the relevant Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner. If the Proposals do not become effective, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to the Proposals as it deems appropriate and in the best interests of the Fund.

Q.  How will the Agreements affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the Agreements. The value of your investment will not change. The costs associated with holding shares of the Fund will remain the same. The Advisory Agreement contains identical terms and conditions as the Current Advisory Agreement and the Sub-Advisory Agreement contains identical terms and conditions as the Current Sub-Advisory Agreement. The Agreements are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee paid by the Fund be the same upon approval of the Agreements?

A.  Yes, the investment management fee will not change. The investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Agreements will be the same as the investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Current Agreements.

Q.  How does the Board recommend that I vote?

A.  The Board is seeking your voting instructions as described in Proposals 1 and 2 without issuing a recommendation. The Master Fund Board, including all of the "Master Fund Independent Directors" (i.e., members of the Master Fund Board that are not "interested persons" of the Master Fund as that term is defined in the 1940 Act) recommends that the Master Fund's partners vote FOR the Agreements presented in Proposals 1 and 2. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Fund pay for the proxy/voting instruction solicitation and related legal costs?

A.  Hatteras will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $50,000.

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 on January 21, 2016, at 9:00 a.m. Eastern Time.

Q.   Do I have to attend the Special Meeting in order to vote?

A.  No. You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•  Mail: Complete and return the enclosed proxy/voting instruction card.

•  Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•  In person: Attend the Special Meeting on January 21, 2016.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact AST Fund Solutions, LLC at 1-866-342-8763.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

6601 SIX FORKS ROAD, SUITE 340
RALEIGH, NORTH CAROLINA 27615

PROXY STATEMENT

Special Meeting of Partners
to be Held on January 21, 2016

This Proxy Statement is solicited by the Board of Directors of the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the "Board" of the "Fund") for voting at a special meeting (the "Meeting") of limited partners of the Fund ("Partners") to be held on January 21, 2016 at 9:00 a.m. Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and organized as a Delaware limited partnership. The Fund invests substantially all of its assets in the Hatteras Master Fund, L.P. (the "Master Fund"), which is also a Delaware limited partnership registered under the 1940 Act. As used in this Proxy Statement, units of limited partnership interest of the Fund are referred to as "Units."

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to Partners on or about December 23, 2015. The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available at www.proxyonline.com/docs/HatterasFunds.

The Meeting is being held to consider and vote on certain proposals, described below. In addition, the Master Fund is holding a special meeting on January 21, 2016, at 9:40 a.m. Eastern Time (the "Master Fund Special Meeting"). As a partner of the Master Fund, the Fund will vote its interests in the Master Fund on the proposals presented at the Master Fund Special Meeting (the "Master Fund Proposals"). Therefore, the Fund is also seeking voting instructions from the Fund's Partners regarding the Master Fund Proposals. In all, the Meeting is being held to consider and vote on the following proposals (the "Proposals"):

•  Proposal 1: To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Master Fund; and

•  Proposal 2: To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement attached hereto as Appendix B among Morgan Creek Capital Management, Hatteras Funds, LLC and the Master Fund.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the Units you own in the Fund. If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

Partners are entitled to a number of votes equivalent to the Partner's "Investment Percentage" as of a record date, November 1, 2015 (the "Record Date"). "Investment Percentage" means the percentage of Units owned by each Partner of the total Units of the Fund. Hatteras Funds, LLC, the general partner of the Fund, will determine as of the record date the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

The Fund will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from its Partners. To the extent that the Fund does not receive voting instructions from its Partners, the portion of the Fund's Master Fund interest allocable to such

Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Any Partner giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date constitutes a quorum. Votes cast by proxy/voting instruction card or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxy/voting instruction cards that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to a Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any Proposal set forth in this Proxy Statement are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose postponements or adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards. In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal. Hatteras pays the costs of any additional solicitation and of any adjourned session. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other Proposal.

The approval of each of the Advisory Agreement and the Sub-Advisory Agreement requires the affirmative vote (measured by capital account balances) of "a majority of the outstanding voting securities" of the Master Fund, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Master Fund outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the interests of the Master Fund outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Hatteras. It is anticipated that Hatteras will bear proxy solicitation and related costs equal to approximately $50,000. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of Hatteras and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

For a free copy of the Fund's annual report for the fiscal year ended March 31, 2015 or the Fund's semi-annual report for the six months ended September 30, 2015 call 888.363.2324, email clientsupport@hatterasfunds.com, visit hatterasfunds.com or write to the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF LIMITED PARTNERS TO BE HELD ON JANUARY 21, 2016: The Proxy Statement for the Special Meeting is available at www.proxyonline.com/docs/HatterasFunds.

General information about the Fund

The Fund was organized as a limited partnership under the laws of the State of Delaware on November 23, 2004. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.

The Fund operates as a "feeder fund" in a "master/feeder" structure. As a "feeder fund," the Fund invests substantially all of its assets in the Master Fund, which is also registered under the 1940 Act and has the same investment objective as the Fund. As of the Record Date, the Fund, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives Fund, L.P. (together, the "Master Fund's partners") were the only "feeder funds" investing in the Master Fund.

Background regarding the Proposals

On December 10, 2015, Hatteras entered into a transaction which, when consummated, will result in an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and therefore a termination of, the investment advisory and sub-advisory agreements that pertain to the Fund. In order for the Fund to continue receiving uninterrupted investment advisory and sub-advisory services, the Fund's Partners will need to vote on the Proposals described herein to approve new investment advisory and sub-advisory agreements on behalf of the Fund. Details of the transaction are provided below.

On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company owned by several of the same persons who currently manage Hatteras, entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation, a Delaware corporation ("RCS"), RCS Capital Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") and Hatteras, a Delaware limited liability company and wholly-owned subsidiary of Seller. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the "Purchase"). The Purchase is expected to be consummated on December 31, 2015, but is subject to various conditions.

When consummated, the Purchase will result in an "assignment" under the 1940 Act of the existing advisory and sub-advisory agreements with the Master Fund in which the Fund invests substantially all of its assets. To avoid disruption of the Master Fund's investment management program, the Board of Directors of the Master Fund (the "Master Fund Board") approved a proposed new investment advisory and sub-advisory agreement on December 10, 2015. The Master Fund Board also approved an interim advisory and sub-advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which will become effective if the Purchase is consummated prior to approval of the Agreements (as defined below) by partners of the Fund.

Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreements (as defined below):

(i)  the compensation under the interim contract may be no greater than under the previous contract;

(ii)  the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii)  the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv)  the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v)  the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

(vi)  the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

If the Purchase is consummated prior to approval of the Agreements by the Master Fund's partners, the Interim Agreements will become effective and would remain in effect (unless sooner terminated) until the Master Fund's partners either approve or disapprove of the relevant Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If the Interim Agreements do become effective, the advisory fees earned by the Hatteras and MCCM during the interim period will be held in escrow. Fees that are held in escrow, including any interest earned, will be paid to Hatteras and MCCM if the Master Fund's partners approve the Agreements within 150 days of the date of the Interim Agreements. If the Master Fund's partners do not approve the Agreements within 150 days of the date of the Interim Agreements, then Hatteras and MCCM will be paid the lesser of: (i) any costs incurred in performing the relevant Interim Agreement, plus any interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The Agreements under consideration are listed below:

	Existing Agreements	Proposed New Agreements	Interim Agreements
Investment Advisory Agreement between Hatteras and the Hatteras Master Fund, L.P., in which the Fund invests substantially all of its assets:	"Current Advisory Agreement"	"Advisory Agreement"	"Interim Advisory Agreement"
Investment Sub-Advisory Agreement among Hatteras and Morgan Creek Capital Management, LLC ("MCCM") and Hatteras Master Fund, L.P.:	"Current Sub-Advisory Agreement"	"Sub-Advisory Agreement"	"Interim Sub-Advisory Agreement"
Together, the Agreements are referred to as:	"Current Agreements"	"Agreements"	"Interim Agreements"

To facilitate management of the Fund's assets, the Board of Directors of the Fund (the "Board") seeks to obtain the voting instructions, as described in Proposal 1, necessary to set in place the Advisory Agreement and the voting instructions, described in Proposal 2, necessary to set in place the Sub-Advisory Agreement.

Each of these Proposals is discussed in greater detail below.

PROPOSAL 1

TO PROVIDE VOTING INSTRUCTIONS REGARDING THE MASTER FUND PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN HATTERAS FUNDS, LLC AND THE MASTER FUND

The Master Fund's Board recommends that the Master Fund's partners vote FOR the Advisory Agreement between Hatteras Funds, LLC and the Master Fund. The Fund's Board is seeking to obtain your voting instructions regarding the Master Fund's proposal to approve the Advisory Agreement.

At the Master Fund Special Meeting, the Master Fund's partners will be asked to approve the Advisory Agreement between Hatteras and the Master Fund. The Advisory Agreement contains identical terms and conditions as the existing Current Advisory Agreement between Hatteras and the Master Fund. The form of the Advisory Agreement is attached hereto as Appendix A. The Advisory Agreement would replace the Current Advisory Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

The Fund is seeking to obtain voting instructions to vote the Fund's interests in the Master Fund regarding the Master Fund Proposal to approve the Advisory Agreement.

If the Purchase is consummated prior to approval of the Advisory Agreement by the Master Fund's partners, the Interim Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Master Fund's partners either approve or disapprove of the Advisory Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If the Master Fund's partners do not approve the Master Fund proposal to approve the Advisory Agreement, the Master Fund's Board may re-solicit proxies, and may consider alternatives as it deems appropriate and in the best interests of the Master Fund and its partners.

Hatteras and the Current Advisory Agreement

Hatteras currently provides day-to-day investment management services to the Master Fund pursuant to the Current Advisory Agreement. Hatteras is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"). As of September 30, 2015, approximately $1.8 billion of assets were under the management of Hatteras. Hatteras' principal place of business is located at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138.

Under the Current Advisory Agreement, Hatteras is entitled to receive an annual fee rate of 1.00% of the net assets of the Master Fund, paid monthly. The Master Fund also pays to Hatteras Funds LLC, as the Master Fund's general partner, a performance allocation equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated and accrued monthly and payable annually) over the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund. Although the Fund does not pay any direct investment management fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of any management fee charged to the Master Fund.

The Current Advisory Agreement, dated July 1, 2014 was last approved by the Master Fund's partners at a special meeting of the Master Fund's partners held on January 21, 2014 in connection with the purchase of substantially all the assets related to the business operations of Hatteras Investment Partners, LLC ("HIP"), the prior investment adviser to the Fund, and the assumption of certain liabilities of HIP by Hatteras, a wholly-owned indirect subsidiary of RCS Capital Corporation. The Board last approved the Current Advisory Agreement on November 22, 2013. The Fund's management fee and performance allocation for the fiscal year ended March 31, 2015 was $7,968,359. The Fund also bore a fund servicing fee in the amount of $458,639 payable to Hatteras.

Hatteras and the Advisory Agreement

If Proposal 1 is approved, Hatteras will continue in its role in providing day-to-day investment management services to the Master Fund.

The following table sets forth the name, position and principal occupation of each officer and each director of Hatteras as of the consummation of the Purchase. Each individual's address is 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name	Principal Occupation with Adviser
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
Michael J. Hutten	President of Distribution
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Jessica R. Sherburne	Chief Marketing Officer
Andrew P. Chica	Chief Compliance Officer

David B. Perkins is President and Chairman of the Board, and J. Michael Fields, R. Lance Baker, and Andrew P. Chica are each officers of the Fund. There were no brokerage commissions paid by the Fund to affiliated brokers of Hatteras for the fiscal year ended March 31, 2015.

A copy of the Advisory Agreement is attached hereto as Appendix A. The following description is only a summary. You should refer to Appendix A for the Advisory Agreement, and the description set forth in this Proxy Statement of the Advisory Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services. Identical to Hatteras' services under the Current Advisory Agreement, under the Advisory Agreement, Hatteras shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Master Fund Board) which investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. Identical to Hatteras' additional services under the Current Advisory Agreement, the Advisory Agreement provides that Hatteras shall also manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Master Fund Board and to the provisions of the organizational documents of the Master Fund, the registration statement of the Master Fund and its securities, including the offering documents and registration statements of the Fund, and the other funds that serve as feeder funds to the Master Fund (the "Feeder Funds"), and the 1940 Act, in each case as from time to time amended and in effect. The Advisory Agreement also indicates that Hatteras shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund's filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as Hatteras shall from time to time determine to be necessary or useful to the administration of the Master Fund. Such provisions were also part of the Current Advisory Agreement. In addition, as Hatteras did under the Current Advisory Agreement, under the Advisory Agreement Hatteras will submit such periodic reports to the Master Fund regarding its activities as the Master Fund may request and will maintain or cause to be maintained all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

Brokerage. The Advisory Agreement provides that, except for investments made directly in securities by Hatteras on behalf of the Master Fund, the Master Fund and Hatteras will have no direct control over the selection of brokers and in selecting brokers or dealers to execute transactions directly, Hatteras may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. The Advisory Agreement states that it may not be the practice of Hatteras to negotiate "execution only" commission rates, and thus Hatteras may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. The Advisory Agreement states that research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process. Further, the Advisory Agreement states that research services obtained by the use of commissions arising from the Master Fund's direct portfolio transactions may be used by Hatteras in its other investment activities and to the extent Hatteras utilizes commissions to obtain items which would otherwise be an expense of Hatteras, such use of commissions in effect constitutes additional compensation. Finally, the Advisory Agreement states that Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain "research and execution" services, which may result in higher transaction costs than would otherwise be obtainable. The aforementioned provisions relating to brokerage are identical to the provisions of the Current Advisory Agreement relating to the same.

Advisory Fees. The Advisory Agreement contains a fee structure identical to that of the Current Advisory Agreement, based on the Master Fund's average monthly net assets. Hatteras is entitled to receive an annual fee rate of 1.00% of the net assets of the Master Fund, paid monthly, plus a performance allocation equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated and accrued monthly and payable annually) over the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.

Duration and Termination. Like the Current Advisory Agreement, the Advisory Agreement provides that it will continue in effect for an initial two-year period and that it shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. Like the Current Advisory Agreement, the Advisory Agreement indicates that it may be terminated at any time, upon not more than sixty (60) days' or less than thirty (30) days' prior written notice, by the Master Fund (by vote of the Master Fund's Board or by vote of a majority of the outstanding voting securities of the Master Fund) without the payment of a penalty, or by Hatteras at any time, without the payment of a penalty, upon not more than sixty (60) days' or less than thirty (30) days' prior written notice to the Master Fund. The Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification. Like the Current Advisory Agreement, the Advisory Agreement provides that none of Hatteras or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an "Indemnified Person") shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of the Advisory Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties thereunder. Like the Current Advisory Agreement, the Advisory Agreement also provides that to the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. In addition, both the Current Advisory Agreement and the Advisory Agreement state that the Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney's fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance and that Hatteras agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this provision.

PROPOSAL 2

TO PROVIDE VOTING INSTRUCTIONS REGARDING THE MASTER FUND PROPOSAL TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG MORGAN CREEK CAPITAL MANAGEMENT, HATTERAS FUNDS, LLC AND THE MASTER FUND

The Master Fund Board recommends that the Master Fund's partners vote FOR the Sub-Advisory Agreement among MCCM, Hatteras and the Master Fund. The Fund's Board is seeking to obtain your voting instructions regarding the Master Fund's proposal to approve the Sub-Advisory Agreement.

At the Master Fund Special Meeting, the Master Fund's partners will be asked to approve the Sub-Advisory Agreement among MCCM, Hatteras and the Master Fund. The Sub-Advisory Agreement contains identical terms and conditions as the Current Sub-Advisory Agreement (the existing sub-advisory agreement among MCCM, Hatteras and the Master Fund). The form of the Sub-Advisory Agreement is attached hereto as Appendix B. The Master Fund Board recommends approval of the Sub-Advisory Agreement to replace the Current Sub-Advisory Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

The Fund's Board is seeking to obtain voting instructions to vote the Fund's interests in the Master Fund regarding the Master Fund Proposal to approve the Sub-Advisory Agreement.

If the Purchase is consummated prior to approval of the Sub-Advisory Agreement by the Master Fund's partners, the Interim Sub-Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Master Fund's partners either approve or disapprove of the Sub-Advisory Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If the Master Fund's partners do not approve the Master Fund Proposal to approve the Sub-Advisory Agreement, the Master Fund Board may re-solicit proxies, and may consider alternatives to the Purchase as it deems appropriate and in the best interests of the Master Fund and its partners.

MCCM and the Current Sub-Advisory Agreement

MCCM currently provides day-to-day investment management services to the Master Fund pursuant to the Current Sub-Advisory Agreement. MCCM is registered as an investment adviser with the SEC under the Advisers Act. As of September 30, 2015, MCCM had assets under management of approximately $3.6 billion. MCCM's principal place of business is located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517, Telephone (919) 933-4004, Facsimile (919) 933-4048.

Under the Current Sub-Advisory Agreement, Hatteras makes distributions to MCCM equal to a percentage of the management fee Hatteras receives from the Master Fund. Although the Fund does not pay any direct investment management fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of the management fee charged to the Master Fund.

The Current Sub-Advisory Agreement, dated July 1, 2014, was last approved by the Master Fund's partners at a special meeting of the Master Fund's partners held on January 21, 2014 in connection with the purchase of substantially all the assets related to the business operations of Hatteras Investment Partners, LLC ("HIP"), the prior investment adviser to the Fund, and the assumption of certain liabilities of HIP by Hatteras, a wholly-owned indirect subsidiary of RCS Capital Corporation. After fee waivers and expense reimbursements, for the fiscal year ended March 31, 2015 MCCM received $1,380,678 from the Fund in its allocable portion of the management fee charged to the Master Fund and $1,007,824 from the Fund in its allocable portion of the performance allocation reallocated from the Master Fund pursuant to the Current Sub-Advisory Agreement.

MCCM and the Sub-Advisory Agreement

If Proposal 2 is approved, MCCM will continue providing day-to-day investment management services to the Master Fund.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of MCCM. Each individual's address is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517. No officer or director of the Fund or the Master Fund is an officer, employee, director, general partner or shareholder of MCCM.

Name	Principal Occupation with Adviser
Mark W. Yusko	Chief Executive Officer and Chief Investment Officer
Robin H. Butler	Chief Compliance Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of MCCM for the fiscal year ended March 31, 2015.

A copy of the Sub-Advisory Agreement is attached hereto as Appendix B. The following description is only a summary. You should refer to Appendix B for the Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Sub-Advisory Agreement is qualified in its entirety by reference to Appendix B.

Advisory Services. Identical to MCCM's services under the Current Sub-Advisory Agreement, under the Sub-Advisory Agreement, MCCM will be involved with all aspects of the Master Fund's investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection. In addition, as part of the services MCCM will provide under the Sub-Advisory Agreement, MCCM will: (i) advise Hatteras in writing as to the recommended allocation of assets of the Master Fund among portfolio managers, including dates for retaining and terminating portfolio managers, and provide (quarterly during Hatteras' and MCCM's quarterly Core Alternatives Funds meeting (the "CA Meeting")) to Hatteras a quarterly "Strategy Outlook" describing MCCM's macro perspective and overview for strategy weightings in the Master Fund; (ii) as part of the CA Meeting, provide, document and review portfolio construction for the Master Fund implementing the Strategy Outlook and portfolio manager selection process as necessary (in the discretion of Hatteras); (iii) research, identify, recommend, monitor, evaluate and meet with potential portfolio managers as part of its manager due diligence responsibilities. This process will incorporate, without limitation, and as deemed reasonably necessary in the reasonable discretion of MCCM, initial onsite review, an assessment of the performance of portfolio managers recommended by MCCM and which are managing assets of the Master Fund and a periodic written recommendations to Hatteras and an annual written update for all underlying funds that are not in the process of being redeemed; (iv) conduct operational due diligence as reasonably agreed upon by Hatteras and MCCM from time to time; (v) upon the mutual agreement of Hatteras and MCCM, prepare a private equity cash flow model, including a review of the current and estimated exposure level to private investments. This review will also incorporate a review of commitment levels for the Master Fund's vintage year program. The Private Equity Cash Flow Model is to be provided, documented and reviewed during Hatteras' and MCCM's dedicated "Private Investment Meeting"; (vi) provide risk management oversight in a manner consistent with the risk management oversight provided to similar clients of MCCM, as reasonably agreed upon by Hatteras and MCCM from time to time; (vii) upon the reasonable request of Hatteras, review and comment upon offering documents and ancillary sales materials prepared by Hatteras for the Master Fund; (viii) provide underlying fund, strategy and manager level exposure reporting, including, without limitation, an analysis of geography, leverage, underlying fund size and other statistical exposures. Exposure reporting must be documented and provided to Hatteras as of each quarter end, within 60 days after the quarter end; (ix) participate, at the request of Hatteras and as mutually agreed to by MCCM, in educational meetings with customers and other prospective investors in the Master Fund; (x) maintain such books and records as mutually deemed appropriate by MCCM and Hatteras relating to the recommendations, retention, performance and services of portfolio managers recommended by MCCM and selected by the Master Fund's Investment Committee to manage the assets of the Master Fund; and (xi) hold a quarterly financial advisor call with Hatteras.

The Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, states that MCCM shall also, in furnishing services thereunder, be subject to, and shall perform in accordance with the Master Fund's limited partnership agreement and/or other governing instruments; the currently effective registration statement of the Master Fund and each feeder fund that invests in the Master Fund; the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Master Fund; the Master Fund's Compliance Manual and other policies and procedures adopted from time to time by the Master Fund Board; and, the written instructions of Hatteras. In addition, in performing the services under the Sub-Advisory Agreement, MCCM shall act with the same levels of care and diligence as it acts with respect to performing services for the other funds advised by it, it being understood that MCCM may provide additional and/or different services to other clients that are not provided to the Master Fund. Notwithstanding the foregoing, MCCM acknowledges that no investment will be made without the affirmative vote of each of the members of Hatteras' and MCCM's joint investment committee.

Under the Sub-Advisory Agreement, and identical to its responsibilities under the Current Sub-Advisory Agreement, MCCM, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for MCCM to faithfully perform its duties under the Sub-Advisory Agreement; and (ii) administrative facilities and all equipment necessary for the efficient conduct of MCCM's duties under the Sub-Advisory Agreement. In addition, MCCM will maintain all accounts, books and records with respect to the Master Fund as are required of an investment adviser pursuant to the Advisers Act and the rules thereunder.

The Sub-Advisory Agreement also provides that on occasions when MCCM deems the purchase of a security to be in the best interest of the Master Fund as well as other clients of MCCM, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by MCCM in the manner which MCCM considers to be the most equitable and consistent with its fiduciary obligations to the Master Fund and to its other clients. Hatteras agrees that MCCM and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Master Fund. Hatteras also acknowledges that MCCM and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Master Fund, and that MCCM will carry out its duties hereunder together with its duties under such relationships.

Management Fees. The Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that MCCM is entitled to receive 30% of any Management Fees received by Hatteras from the Master Fund on the first one billion dollars of assets under management ("AUM") of the Master Fund; 40% of Management Fees on the second billion dollars of AUM of the Master Fund; and 50% of Management Fees on AUM of the Master Fund over two billion dollars. Additionally, MCCM is entitled to receive 30% of the Performance Allocation received by Hatteras, as the General Partner of the Master Fund, from the Master Fund on the first one billion dollars of AUM of the Master Fund; 40% of Performance Allocation on the second billion dollars of AUM of the Master Fund; and 50% of Performance Allocation on AUM of the Master Fund over two billion dollars. Accordingly, the Fund will not pay MCCM any fees directly and because the fee structure under the Advisory Agreement will be identical to the fee structure under the Current Advisory Agreement, as described above, the management fee payable by the Master Fund, and indirectly borne by the Fund, will not increase under the Agreements.

Duration and Termination. The Sub-Advisory Agreement provides that it will continue in effect for an initial two-year period and shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Master Fund Board including a majority of the Master Fund Independent Directors, or by the vote of a majority of the outstanding voting securities of the Mater Fund, on sixty (60) days' written notice to Hatteras and MCCM, or by Hatteras or MCCM on sixty (60) days' written notice to the Master Fund and the other party. The Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Advisory Agreement is assigned (as defined in the 1940 Act) or terminates for any other reason. The Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the Sub-Advisory Agreement, unless the party in material breach of the Sub-Advisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation on Liability and Indemnification. The Sub-Advisory Agreement provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither MCCM nor any of its officers, directors, partners, members and employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Hatteras or the Master Fund as a result of, including but not limited to, any act or omission in the course of, or connected with, rendering services thereunder by MCCM or its Affiliates, any error of judgment or mistake of law by MCCM or its Affiliates with respect to the Master Fund, except that nothing in the Sub-Advisory Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of MCCM or its Affiliates for, and MCCM shall indemnify and hold harmless the Master Fund, Hatteras, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Hatteras Funds Indemnitees") against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Hatteras Funds Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MCCM in the performance of any of its duties or obligations thereunder; or (ii) any untrue statement of a material fact contained in any prospectus, statement of additional information ("SAI"), offering memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Master Fund or the omission to state therein a material fact known to MCCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Hatteras or the Master Fund by MCCM Indemnitees (as defined below) for use therein.

The Sub-Advisory Agreement also provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, Hatteras, the Master Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by MCCM as a result of, including but not limited to, any error of judgment or mistake of law by Hatteras, the Master Fund and their respective Affiliates with respect to the Master Fund, except that nothing in the Sub-Advisory Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of Hatteras for, and Hatteras shall indemnify and hold harmless MCCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "MCCM Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of MCCM Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Hatteras in the performance of any of its duties or obligations thereunder or (ii) any untrue statement of a material fact contained in any prospectus, SAI, offering memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Master Fund or the omission to state therein a material fact known to Hatteras that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to MCCM or the Master Fund by Hatteras Funds Indemnitees for use therein.

MASTER FUND BOARD APPROVAL AND RECOMMENDATION OF THE AGREEMENTS

In reaching its decision to approve the Agreements and Interim Agreements, the members of the Master Fund Board (the "Master Fund Directors"), including all of the "Master Fund Independent Directors" (i.e., Master Fund Directors that are not "interested persons" of the Master Fund as that term is defined in the 1940 Act), met in person at a meeting held on December 10, 2015 with senior executives of Hatteras and MCCM (telephonically). The Master Fund Board reviewed information about the Purchase and its potential impact on the Master Fund, reviewed information about Hatteras, MCCM, the Purchaser and their affiliates and considered the terms of the Agreements and Interim Agreements. The Master Fund Independent Directors also reviewed information concerning advisory and service fees to be paid to Hatteras by the Fund and certain service fees to be paid by Hatteras to a broker-dealer affiliate. The Master Fund Board and legal counsel to the Master Fund Independent Directors had an opportunity to review the information provided in advance of the meeting by Hatteras and MCCM, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Master Fund Independent Directors that provided details concerning the terms of the Purchase and the financial stability of Hatteras.

The Master Fund Independent Directors discussed the details of the Purchase with representatives of Hatteras. Hatteras Management (hereinafter "Management") represented that the Advisory Agreement and Interim Advisory Agreement, Hatteras will continue to serve as investment adviser to the Master Fund and that under the Sub-Advisory Agreement and Interim Sub-Advisory Agreement, MCCM will continue to serve as investment sub-adviser to the Master Fund. The sole owner of Hatteras immediately after the Purchase will be Raleigh Acquisition, LLC. Management explained that there were no expected changes in the portfolio managers currently providing advisory services to the Master Fund as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers. Further, the Master Fund Independent Directors discussed with Hatteras whether the services to be provided to the Master Fund were expected to change as a result of the Purchase. Management noted that the advisory services to be provided to the Master Fund are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Fund's investment objectives and policies are not expected to change as a result of the Purchase.

In the course of their review, the Master Fund Directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Master Fund, including, but not limited to the following: (1) the nature, extent and quality of services to be provided to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund's advisory, sub-advisory fee and overall Master Fund expenses and Hatteras and MCCM profitability; (4) the fact that the Purchase is not expected to affect the manner in which the Master Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Master

Fund; (6) the fact that the fee structure under the Advisory Agreement and Interim Advisory Agreement would be identical to the fee structure under the Current Advisory Agreement, and the fee structure under the Sub-Advisory Agreement and Interim Sub-Advisory Agreement would be identical to the fee structure under the Current Sub-Advisory Agreement, and that under the Interim Agreements, advisory fees will be held in escrow; (7) payments by the Feeder Funds to Hatteras pursuant to a Servicing Agreement, (8) payments of service fees and sales charges to an affiliated broker-dealer of Hatteras; and (9) other factors deemed relevant by the Board, including Hatteras' and MCCM's investment process, and the particular services to be provided to the Master Fund by Hatteras and MCCM.

The Master Fund Independent Directors reviewed, and discussed with Hatteras, comparative performance, advisory fee and overall Fund expense information for the Master Fund versus other similar closed-end hedge fund of funds. The Master Fund Independent Directors noted that Management stated that there were few truly comparative funds. Hatteras discussed with the Master Fund Independent Directors the construction of the comparative fund group. The Master Fund Independent Directors also compared the Fund's advisory fee and overall Fund expenses versus a universe of comparable closed-end fund of hedge funds, as compiled by Hatteras. The Master Fund Directors asked Hatteras to provide more detailed reporting of fees and expense comparison, and Management subsequently provided additional data concerning the current fee and expense ratios of the Master Fund compared to a limited peer group.

The Master Fund Directors also evaluated the Agreements and Interim Agreements in light of information they had requested and received from Hatteras and MCCM prior to and at the meeting. The Master Fund Directors reviewed these materials with management of Hatteras and MCCM, legal counsel to the Master Fund and Hatteras, and legal counsel to the Master Fund Independent Directors. The Master Fund Independent Directors also discussed the Agreements and Interim Agreements in an executive session, at which no representatives of Hatteras or MCCM were present. The Master Fund Directors considered whether the Agreements and Interim Agreements would be in the best interests of the Master Fund and its partners and the overall fairness of the Agreements and Interim Agreements. Among other things, the Master Fund Directors reviewed information concerning: (1) the nature, extent and quality of the services to be provided by Hatteras and MCCM; (2) the Master Fund's investment performance; (3) the cost of the services provided and the profits realized by Hatteras and its affiliates from its relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund's partners; and (5) ancillary benefits and other factors. In their deliberations, the Master Fund Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Master Fund Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Master Fund.

The Master Fund Board considered information it believed necessary to assess the stability of Hatteras as a result of the Purchase and to assess the nature and quality of services to be provided to the Master Fund by Hatteras and MCCM following the closing of the Purchase. The Board also considered Management's view that the Purchase will provide more stability and continuity to Hatteras and its personnel, and the potential benefits thereof to the Master Fund. The Master Fund Board members noted Hatteras will continue to serve in its role as investment adviser to the Master Fund, and that the Master Fund's current portfolio managers will continue to provide services to the Master Fund following the Purchase. The Board members determined that the advisory services to be provided by the portfolio managers, after considering their background and experience, would continue to be a benefit to the Master Fund. The Board members considered that the advisory services to be provided to the Master Fund after the Purchase are not expected to change. Further, the Board members considered the advisory and other services to be provided by Hatteras, as well as the services to be provided by MCCM as sub-adviser. The Board members considered that the Fund's investment objective and policies are not expected to change as a result of the Purchase. The Board also considered the fee and expense information provided by Management, including Management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds.

The Master Fund Board members considered that as sub-adviser, MCCM would research, identify, recommend, monitor, evaluate, and meet with potential Advisers (as defined in the Fund's prospectus) as part of its due diligence responsibilities and that MCCM's due diligence process would continue to utilize the same investment team. The Board discussed MCCM's due diligence process and the backgrounds of the individuals on

MCCM's team. The Board members determined that MCCM's services and experience in this area would continue to be a benefit to the Master Fund. In addition, the Board members considered the relative responsibilities of Hatteras and MCCM with respect to management of the Master Fund and determined that the relative services to be provided by Hatteras and MCCM would be in the Master Fund's best interests.

Investment Performance of the Master Fund.

The Master Fund Board considered the investment experience of Hatteras and MCCM, including performance of the Master Fund. The Board members and counsel to the Master Fund Independent Directors reviewed the Master Fund's performance against certain peers, noting that both short- and long-term performance was generally in the top two quartiles. The Board asked several questions about the Master Fund's performance against certain peers. The Board also considered the Master Fund's performance versus two benchmark indices identified by Hatteras, noting that the Master Fund's performance compared favorably versus these benchmarks. The Board members noted that they were generally satisfied with the Master Fund's performance returns.

Costs of Services Provided and Profits Realized by Hatteras and MCCM.

In connection with the Master Fund Directors' consideration of the level of the advisory, the Master Fund Directors considered a number of factors. The Master Fund Board members noted that the advisory fee rate to be paid to Hatteras under the Advisory Agreement and Interim Advisory Agreement is the same as the advisory fee rate paid by the Master Fund to Hatteras under the Current Advisory Agreement and that under the Interim Advisory Agreement, advisory fees will be held in escrow. The Board members also considered that Hatteras, as the Master Fund's general partner is paid a performance allocation, which is the same performance allocation rate provided for in the Current Advisory Agreement. Based on current Fund asset levels, management indicated that Hatteras earned a small profit margin providing services to the Master Fund. The Board members considered the relative profitability of Hatteras with respect to the services it provides to the Hatteras Funds and determined that, based on the information provided, Hatteras did not earn excessive profits.

The Master Fund Board's analysis of the Master Fund's advisory fee and overall expenses included a discussion of the Master Fund's fees. Management provided certain comparison data regarding fees and expenses against a peer group. The Board asked for a more detailed reporting, and Management subsequently provided additional data concerning the current fee and expense ratios of the Master Fund compared to a limited peer group. The data was consistent with Management's statement to the Board that the Master Fund's advisory fee and overall expense ratios were within the range of fees and expenses paid by funds in the peer group. The Board members noted that the Purchase is not expected to impact the level of fees and expenses paid by the Master Fund.

In connection with the Master Fund Directors' consideration of the level of the sub-advisory fees, the Master Fund Directors considered a number of factors. The Board members considered advisory fees charged by MCCM to certain comparable mutual funds managed by MCCM. The Master Fund Board's analysis also included a consideration of the compensation to be paid by Hatteras to MCCM in light of the costs incurred and the services provided by each. The Board members also noted that MCCM's fees were the result of arms-length negotiations between Hatteras and MCCM and that MCCM's fees will be paid entirely by Hatteras so that no additional expenses would be borne by the Master Fund for the engagement of MCCM. MCCM will continue to receive the same percentage of Hatteras' performance allocation, based on assets in the Master Fund. Further, the Board members noted that the fee to be paid to MCCM pursuant to the Sub-Advisory Agreement and Interim Sub-Advisory Agreement is the same as the fees paid pursuant to the Current Sub-Advisory Agreement and that under the Interim Sub-Advisory Agreement, advisory fees will be held in escrow. Based on current Fund asset levels, MCCM indicated that it is expected to earn a profit with respect to its management of the Master Fund. The Board members considered the expected profitability of MCCM with respect to the services it provides to the Master Fund.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Master Fund Directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund's assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Master Fund. After discussions with the Board members concerning Hatteras' expected profitability and growth in assets for the Master Fund, the Board noted that it will address the issue if Master Fund assets grow.

Other Benefits.

In addition to the above factors, the Master Fund Directors also discussed other benefits received by Hatteras and MCCM from their management of the Master Fund, including ancillary benefits that could accrue to Hatteras and MCCM affiliates. The Board noted that Hatteras receives a Fund Servicing Fee for its services as Servicing Agent to the Fund under a fund servicing agreement. It was noted that Hatteras may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fee in its sole discretion. The Board also noted that a broker-dealer affiliated with Hatteras, Hatteras Capital Distributors, LLC, receives service fees from Hatteras and sales charges (which may be subject to waivers or reductions) with respect to the Fund. The full amount of the sales charges may also be subject to waivers or reductions and may be re-allowed by Hatteras Capital Distributors, LLC to third parties. The Master Fund Directors noted that the Seller and Hatteras Capital Distributors LLC had entered into an agreement to sell Units of the Fund prior to the consummation of the Purchase.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Master Fund Directors also considered whether the arrangement between Hatteras and MCCM and the Master Fund complies with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Master Fund cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the Master Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Master Fund or its partners (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Master Fund (other than bona fide ordinary compensation as principal underwriter for the Master Fund).

In connection with the first condition of Section 15(f), the Master Fund Directors noted that at least 75% of the Master Fund Directors are currently not "interested persons" (as defined in the 1940 Act) of Hatteras in compliance with this provision of Section 15(f). The Master Fund Directors also noted that the Board intends that at least 75% of the Master Fund Directors will not be "interested persons" (as defined in the 1940 Act) as of the consummation of the Purchase. With respect to the second condition of Section 15(f), Hatteras and MCCM has each represented that the Purchase will not have an economic impact on Hatteras' or MCCM's ability to provide services to the Master Fund and no fee increases are contemplated and that, the Purchase will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Purchase. Hatteras and MCCM has each represented that neither Hatteras nor MCCM nor any interested person of Hatteras or MCCM will receive any compensation from the Master Fund or its partners, except as permitted pursuant to Section 15(f).

The Master Fund Board also considered the requirements of Rule 15a-4 with respect to its review and approval of the Interim Agreements, as described above in more detail.

Based on all of the foregoing, the Master Fund Board recommends that the Master Fund's partners vote FOR the Agreements and Interim Agreements. The Fund's Board is seeking to obtain your voting instructions regarding the Master Fund's proposal to approve the Advisory Agreement and Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Other Matters. No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Partners arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Partners.

Principal Holders of the Fund. The beneficial owners of more than 5% of the outstanding value of the Fund as of the Record Date are as follows:

Name and Address of Owner	Number of Shares	Percentage of Fund
US Bank NA FBO Engineers-AGC Retirement Trust Attn: Ryan Maxey 555 SW Oak St., 6th Fl. Mail Station Pd-Or-P6td Portland, OR 97204	166,799.744	5.02%
US Bank NA FBO Northwest Ironworkers Retirement Trust Attn: Ryan Maxey 555 SW Oak St., 6th Fl. Mail Station Pd-Or-P6td Portland, OR 97204	191,247.609	5.75%
Morgan Stanley FBO Alaska Laborers Employers Retirement Trust Attn: Connie John Morgan Stanley Wealth Management 717 W Sprague Ave., Ste. 500 Spokane, WA 99201	280,295.128	8.43%

Security Ownership of Management. As of the Record Date, the Fund's directors and officers owned, in aggregate, less than 1% of the Fund.

Custodian, Administrator and Distributor. UMB Bank, N.A., located at 1010 Grand Boulevard, Kansas City, MO 64106, serves as custodian of the Fund's cash balances and provides custodial services for the Fund. UMB Fund Services, Inc., located at 223 Wilmington West Chester Pike, Suite 303, Chadds Ford, PA 19317, serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. Hatteras Capital Distributors LLC, an affiliate of Hatteras, located at 6601 Six Forks Road, Suite 340, Raleigh, NC 37615, serves as the Fund's distributor.

Partner Proposals and Procedures for Partner Communications with the Board. The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated: December 23, 2015

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of [ ], 2016, between HATTERAS FUNDS, LLC, a Delaware limited liability company (the "Adviser"), and HATTERAS MASTER FUND, L.P., a Delaware limited partnership (the "Master Fund"). All terms not defined herein shall have the meanings ascribed to them in the Limited Partnership Agreement of the Master Fund (the "Master Partnership Agreement").

WHEREAS, the Master Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Master Fund desires to retain the Adviser to render investment advisory services to the Master Fund in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Adviser is willing to render such services and/or engage others to render such services to the Master Fund; and

WHEREAS, the Master Fund serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund" and collectively, the "Feeder Funds") that invest all or substantially all of their assets in the Master Fund and that have the same investment objective and policies as the Master Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Appointment of the Adviser. The Master Fund hereby appoints the Adviser to act as investment adviser and provide investment advisory services to the Master Fund, subject to the supervision of the Master Fund's board of directors (the "Board of Directors"), for the period and on the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

2. Responsibilities of the Adviser.

(a)  Investment Program. The Adviser shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Board of Directors) what investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. The Adviser also shall manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Board of Directors and to the provisions of the organizational documents of the Master Fund, the Registration Statement of the Master Fund and its securities, including the offering documents and Registration Statements of the funds listed on Exhibit A hereto (collectively, the "Feeder Funds"), and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, with the consent of the holders of interests in the Feeder Funds, the Adviser shall have the authority to engage one or more sub-advisers in connection with the management of the Master Fund, which sub-advisers may be affiliates of the Adviser.

(b)  Authority of the Adviser. In connection with its obligations hereunder, the Adviser will have the authority for and in the name of the Master Fund:

(i)  to invest and re-invest the Master Fund's assets (including determining the size, timing, price and counterparty of such transactions) primarily in interests in (A) private investment vehicles, including limited partnerships, limited liability companies and similar entities (the "Advisor Funds") managed by asset managers (the "Advisors"); (B) separate accounts managed by Advisors ("Accounts"); and (C) other instruments including liquid short-term investments not prohibited for investment by the offering documents, limited partnership agreements or articles of association of any of the Feeder Funds (together with the Advisor Funds, Accounts and the instruments described in this paragraph, the "Securities") and to pay the fees and costs associated with such Securities;

(ii)  to be responsible for the selection of, monitoring of, and allocation of certain of the Master Fund's assets in the Securities;

(iii)  directly or through the Advisor Funds or Accounts, to purchase, hold, sell, transfer, exchange, mortgage, pledge, hypothecate and otherwise act to acquire and dispose of and exercise all rights, powers, privileges, and other incidents of ownership or possession with respect to Securities held or owned by the Master Fund;

(iv)  directly or through the Advisor Funds or Accounts, to acquire a long position or a short position with respect to any Securities and to make purchases or sales increasing, decreasing or liquidating such position or changing from a long position to a short position or from a short position to a long position, without any limitation as to the frequency of the fluctuation in such position or as to the frequency of the changes in the nature of such positions;

(v)  directly or through the Portfolio Funds or Accounts, to purchase Securities for investment and to make such representations to the seller of such Securities, and to other persons, that the Adviser may deem proper in such circumstances, including the representation that such Securities are purchased by the Fund for investment and not with a view to their sale or other disposition;

(vi)  directly or through the Advisor Funds or Accounts, to vote and exercise all other rights in connection with Securities purchased on behalf of the Master Fund;

(vii)  with the oral or written approval of the general partner of the Master Fund, to borrow or raise monies from time to time without limit as to amount or manner and time of repayment, and to issue, accept, endorse and execute promissory notes or other evidences of indebtedness, and to secure the payment of any such borrowings, and of the interest thereon, by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the properties of the Master Fund whether at the time owned or thereafter acquired;

(viii)  to lend, with or without security, any of the Securities, funds or other properties which are from time to time owned or held by the Master Fund;

(ix)  to engage personnel, whether part-time or full-time, and attorneys, administrators, consultants, independent accountants, sub-advisers, auditors or such other persons as the Adviser may deem necessary or advisable;

(x)  to issue orders and directions to any bank, brokerage, or other financial institution at which the Master Fund maintains a general account with respect to the disposition and application of monies or Securities of the Master Fund from time to time held by such institution;

(xi)  directly or through the Advisor Funds or Accounts, to open, maintain, conduct and close accounts, including margin and custodial accounts, with brokers, dealers, banks, counterparties and futures commission merchants, which power shall include the authority to issue all instructions and authorizations to brokers, dealers, banks, counterparties and futures commission merchants regarding the Securities and/or money therein; to pay, or authorize the payment and reimbursement of, commissions, markups or markdowns that may be in excess of the lowest rates available that are paid to brokers, dealers, banks, counterparties and futures commission merchants who execute transactions for the account of the Master Fund and who supply or pay for (or rebate to the Master Fund for payment of) the cost of brokerage or research services (such as custodial services, news and quotation equipment and publications) utilized by the Master Fund;

(xii)  to combine purchase or sale orders on behalf of the Master Fund together with other accounts to whom the Adviser provides investment services or accounts of affiliates of the Adviser (the "Other Accounts") and allocate the Securities or other assets so purchased or sold among such accounts;

(xiii)  to enter into any other contracts or agreements in connection with any of the foregoing activities, including contracts or agreements with Persons, firms or corporations with which a principal of the Adviser is affiliated;

(xiv)  to do such other acts as are delegated to the Adviser by the Board or the general partner of the Master Fund; and

(xv)  to do all things necessary and appurtenant to any of the foregoing.

As to any matter not expressly provided for by this Agreement, the Adviser shall be in all cases fully protected in acting or in refraining from acting hereunder until it shall receive assurances to its reasonable satisfaction that it and its affiliates, members and employees shall be fully indemnified by the Master Fund to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking, continuing to take or failing to take any such action.

(c) Administrative Services. The Adviser shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund's filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Master Fund.

(d) Reports. The Adviser will submit such periodic reports to the Master Fund regarding the Adviser's activities hereunder as the Master Fund may reasonably request.

(e) Books and Records. The Adviser will maintain or cause to be maintained for the Master Fund all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

3. Reimbursement by the Fund. The Adviser may retain, in connection with its responsibilities hereunder, the services of others to assist in the investment advice to be given to the Master Fund. Payment for any such services shall be assumed by the Adviser, and the Master Fund shall not have any liability therefore; provided, however, that the Adviser may in its discretion, on behalf of the Master Fund, retain the services of independent third party professionals, legal advisers, accountants, consultants and other professionals in connection with the services provided by the Adviser pursuant to this Agreement.

4. Expenses of the Fund. The Master Fund shall bear full responsibility for the following fees and expenses, although the Adviser may pay certain expenses of the Master Fund in its absolute discretion:

(a)  custodian and sub-custodian fees, if any, for its Securities;

(b)  administrator's fees and disbursements;

(c)  tax preparation and auditor's fees;

(d)  taxes other than those incurred in connection with facilities and services rendered by the Adviser at the Adviser's expense;

(e)  legal fees and disbursements;

(f)  auditing fees and disbursements;

(g)  organization and conduct of meetings of the limited partners and the preparation and distribution of all reports and other communications with limited partners;

(h)  calculation of the net asset value of the Master Fund and the capital account of each limited partner of the Master Fund, in a manner determined pursuant to the Master Partnership Agreement;

(i)  investment expenses (e.g., expenses which are directly related to the investment of the Master Fund's assets, including, but not limited to, brokerage commissions, interest expense and consulting and other professional fees relating to Securities, including management and performance-based fees and expenses of the Advisor Funds and Accounts); and

(j)  other operations and expenses not related to functions assumed by the Adviser hereunder.

5. Expenses of the Adviser. Subject to Section 3 and Section 4 herein, the Adviser will render the services set forth in Section 2 of this Agreement at its own expense, including without limitation, the salaries of employees necessary for such services, the rent and utilities for the facilities provided, and other advisory and operating expenses, except as assumed by the Master Fund under this Agreement or the Master Partnership Agreement or provided for pursuant to the permitted use of soft dollar arrangements. The Adviser may pay certain expenses of the Master Fund in its sole discretion.

6. Fees.

(a)  Subject to the following Section 6(c), as compensation for its provision of the services hereunder, the Master Fund will pay to the Adviser a monthly investment management fee (the "Management Fee") equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its net assets determined as of each month end. The Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of each month. In accordance with the terms of the governing documents of the Fund Hatteras Funds, LLC, as the general partner of the Fund is entitled to receive a performance allocation or fee equal to 10% of the excess of new net profits of the limited partner interests of the Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund. Notwithstanding the foregoing, any changes to the compensation to the Adviser set forth in any offering document of the Master Fund shall not be binding on the Adviser, unless agreed to in writing by the Adviser.

(b)  The Adviser, in its sole discretion, may vary, defer or waive, by rebate or otherwise, all or part of any fees payable under Section 6(a) in accordance with applicable law. Profits derived by the Adviser, including from such fees, may be used for any lawful purpose, including payments to any other person in the sole discretion of the Adviser.

(c)  If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month (based on the aggregate value of its net assets determined as of the date of cessation) and shall be payable within five business days after the cessation of the Adviser's services hereunder. The value of the net assets of the Master Fund shall be determined pursuant to the applicable provisions of the Master Partnership Agreement, valuation procedures, and Registration Statement of the Master Fund, each as amended from time to time. If the determination of the net asset value of the Master Fund has been suspended for a period including the end of any month when the Adviser's compensation is payable pursuant to this paragraph, then the Adviser's compensation payable with respect to such month shall be computed on the basis of the value of the net assets of the Master Fund as last determined (whether during or prior to such month).

(d)  Each payment for services to the Adviser shall be accompanied by a report of the Master Fund, prepared either by the administrator hired by the Master Fund or by an independent certified public accountant or an attorney which shall show the amount properly payable to the Adviser under this Agreement, and the manner of computation thereof.

7. Selection of Brokers. Except for investments made directly in Securities by the Adviser on behalf of the Master Fund, the Master Fund and the Adviser will have no direct control over the selection of brokers.

In selecting brokers or dealers to execute transactions directly, the Adviser may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. It may not be the practice of the Adviser to negotiate "execution only" commission rates, and thus the Adviser may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process. Research services obtained by the use of commissions arising from the Master Fund's direct portfolio transactions may be used by the Adviser in its other investment activities. To the extent the Adviser utilizes commissions to obtain items which would otherwise be an expense of the Adviser, such use of commissions in effect constitutes additional compensation to the Advisor. Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain "research and execution" services, which may result in higher transaction costs than would otherwise be obtainable.

8. Status of the Adviser. The Adviser shall for all purposes be an independent contractor and not an agent or employee of the Master Fund. The Adviser shall have no authority to act for, represent, bind or obligate the Fund except as provided herein.

9. Exculpation; Indemnification. None of the Adviser or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an "Indemnified Person") shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties hereunder. To the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. The Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney's fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Section 9. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to constitute a waiver of any rights the Master Fund may have under U.S. federal securities laws (which may impose liability, under certain circumstances, even on persons who act in good faith).

10. Services Not Exclusive. The services of the Adviser to the Master Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which the Adviser provides administrative or other non-investment advisory services to the Master Fund, and may be compensated for such other services.

11. Conflicts of Interest. Whenever the Master Fund and one or more other accounts or investment companies managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures approved by the Board of Directors and believed by the Adviser to be equitable to each entity. Similarly, opportunities to sell Securities shall be allocated in accordance with procedures approved by the Board of Directors and believed by the Adviser to be equitable. The Master Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Master Fund. In addition, the Master Fund acknowledges that any member, director, officer, or persons employed by the Adviser or its affiliates, who may also be a member, director, officer, or person employed by the Master Fund, to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12. Duration and Termination.

(a)  Duration. This Agreement shall become effective on the date first set forth above, and shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 12(c), for successive one-year periods so long as such continuance is approved at least annually: (i) by either the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Fund; and (ii) in either event, by the vote of a majority of the directors of the Master Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)  Amendment. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board of Directors in accordance with the provisions of section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote of partners of the Fund as is required by the 1940 Act and the rules and regulations thereunder.

(c)  Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the

Fund, or by the Adviser, in each case on not more than sixty (60) days' nor less than thirty (30) days' prior written notice to the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

(d)  Assignment. Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

13. Use of Name. The Master Fund acknowledges that it adopted its name through the permission of the Adviser. The Adviser hereby consents to the non-exclusive use by the Master Fund of the name "Hatteras Master Fund, L.P." only so long as the Adviser serves as the Master Fund's adviser. The Fund agrees to indemnify and hold harmless the Adviser and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorneys' fees and disbursements, which may arise out of the Master Fund's use or misuse of the name "Hatteras Master Fund, L.P." or out of any breach of or failure to comply with this Section 13. In addition, the Master Fund shall not approve or authorize the use or distribution in connection with the sale of its securities of any literature or advertisement in which the Adviser is named or referred to unless such literature or advertisement shall first be submitted to the Adviser for its approval with respect to matters concerning the Adviser.

14. Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties thereto, the parties expressly agree that all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

15. Notices. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

If to the Adviser:

Hatteras Funds, LLC
6601 Six Forks Road
Suite 340
Raleigh, NC 27615
Attn: J. Michael Fields

If to the Master Fund:

Hatteras Master Fund, L.P.
c/o Hatteras Funds, LLC
6601 Six Forks Road
Suite 340
Raleigh, NC 27615
Attn: J. Michael Fields

16. Entire Agreement. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

17. No Waivers. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

18. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Master Fund, the Adviser, each Indemnified Person and their respective successors and permitted assigns. Any person that is not a signatory to this Agreement but is nevertheless conferred any rights or benefits hereunder (e.g., officers and employees of the Adviser that are entitled to indemnification) shall be entitled to such rights and benefits as if such person were a signatory hereto, and the rights and benefits of such person hereunder may not be impaired without such person's express written consent. No party to this Agreement may assign or delegate, except to an affiliate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement.

19. Survival. The provisions of Sections 3, 4, 5, 6, 9 and 14 shall survive the termination of this Agreement.

20. Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall be deemed to be one and the same instrument.

[Signatures appear on the following page.]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above.

Hatteras Master Fund, L.P.

By:  Hatteras Funds, LLC,
  its General Partner

By:

Name: J. Michael Fields
Title: Chief Operating Officer

HATTERAS FUNDS, LLC

By:

Name: J. Michael Fields
Title: Chief Operating Officer

EXHIBIT A

List of Feeder Funds

Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.

APPENDIX B

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [ ], 2016 by and among Hatteras Master Fund, L.P. (the "Fund"), Hatteras Funds, LLC, a Delaware limited liability company (the "Adviser"), and Morgan Creek Capital Management, LLC, a North Carolina limited liability company ("MCCM").

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Adviser has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Fund, an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

WHEREAS, the Investment Advisory Agreement provides that the Adviser shall have the authority to engage one or more sub-advisers in connection with the management of the Fund;

WHEREAS, MCCM is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Directors (each Board member individually a "Director" and together the "Directors") of the Fund desires to retain MCCM to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, MCCM is willing to furnish such services to the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Adviser and MCCM agree as follows:

1. Appointment of MCCM as Sub-Adviser

The Fund hereby appoints MCCM to act as an investment sub-adviser for the Fund, subject to the supervision and oversight of the Adviser and the Directors of the Fund, and in accordance with the terms and conditions of this Agreement. MCCM will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser except as expressly authorized in this Agreement or another writing by the Fund, the Adviser and MCCM. MCCM's services under this Agreement are not exclusive. MCCM may provide the same or similar services to other clients.

2. Acceptance of Appointment

MCCM accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). MCCM will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian.

3. Services to be Rendered by MCCM to the Fund

A.  As an investment sub-adviser to the Fund, MCCM will be involved with all aspects of the Fund's investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection.

B.  As part of the services it will provide hereunder, MCCM will:

(i)  advise the Adviser in writing as to the recommended allocation of assets of the Fund among portfolio managers, including dates for retaining and terminating portfolio managers, and provide (quarterly during the Adviser's and MCCM's quarterly Core Alternatives Fund meeting (the "CA Meeting")) to the Adviser a quarterly "Strategy Outlook" describing MCCM's macro perspective and overview for strategy weightings in the Fund;

(ii)  as part of the CA Meeting, provide, document and review portfolio construction for the Fund implementing the Strategy Outlook and portfolio manager selection process as necessary (in the discretion of the Adviser);

(iii)  research, identify, recommend, monitor, evaluate and meet with potential portfolio managers as part of its manager due diligence responsibilities. This process will incorporate, without limitation, and as deemed reasonably necessary in the reasonable discretion of MCCM, initial onsite review, an assessment of the performance of portfolio managers recommended by MCCM and which are managing assets of the Fund and a periodic written recommendations to the Adviser and an annual written update for all underlying funds that are not in the process of being redeemed;

(iv)  conduct operational due diligence as reasonably agreed upon by the Adviser and MCCM from time to time.

(v)  upon the mutual agreement of the Adviser and MCCM, prepare a private equity cash flow model, including a review of the current and estimated exposure level to private investments. This review will also incorporate a review of commitment levels for the Fund's vintage year program. The Private Equity Cash Flow Model is to be provided, documented and reviewed during the Adviser's and MCCM's dedicated "Private Investment Meeting";

(vi)  provide risk management oversight in a manner consistent with the risk management oversight provided to similar clients of MCCM as reasonably agreed upon by the Adviser and MCCM from time to time;

(vii)  upon the reasonable request of the Adviser, review and comment upon offering documents and ancillary sales materials prepared by the Adviser for the Fund;

(viii)  provide underlying fund, strategy and manager level exposure reporting, including, without limitation, an analysis of geography, leverage, underlying fund size and other statistical exposures. Exposure reporting must be documented and provided to the Adviser as of each quarter end, within 60 days after the quarter end;

(ix)  participate, at the request of the Adviser and as mutually agreed to by MCCM, in educational meetings with customers and other prospective investors in the Fund;

(x)  maintain such books and records as mutually deemed appropriate by MCCM and the Adviser relating to the recommendations, retention, performance and services of portfolio managers recommended by MCCM and selected by the Fund's Investment Committee to manage the assets of the Fund; and

(xi)  hold a quarterly financial advisor call with the Adviser.

C.  In furnishing services hereunder, MCCM shall be subject to, and shall perform in accordance with, the following: (i) the Fund's limited partnership agreement and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time ("Governing Documents"); (ii) the currently effective registration statement of the Fund and each feeder fund as filed with the Securities and Exchange Commission ("SEC") and delivered to MCCM; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund's Compliance Manual and other policies and procedures adopted from time to time by the Board of Directors of the Fund; and (v) the written instructions of the Adviser. In performing the services hereunder, MCCM shall act with the same levels of care and diligence as it acts with respect to performing services for the other funds advised by it, it being understood that MCCM may provide additional and/or different services to other clients that are not provided to the Fund. Notwithstanding the foregoing, MCCM acknowledges that no investment will be made without the affirmative vote of each of the members of the Adviser's and MCCM's joint investment committee (the "Investment Committee").

D.  MCCM, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for MCCM to faithfully perform its duties under this Agreement; and (ii) administrative facilities and all equipment necessary for the efficient conduct of MCCM's duties under this Agreement.

E.  On occasions when MCCM deems the purchase of a security to be in the best interest of the Fund as well as other clients of MCCM, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by MCCM in the manner which MCCM considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser agrees that MCCM and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that MCCM and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Fund, and that MCCM will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon MCCM any obligation to purchase or to recommend for purchase for the Fund any investment that MCCM, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of MCCM it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.  MCCM will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser pursuant to the Advisers Act and the rules thereunder.

4. Compensation of MCCM

MCCM is entitled to receive 30% of any management fees received by the Adviser ("Management Fees") from the Fund on the first one billion dollars of assets under management ("AUM") of the Fund; 40% of Management Fees on the second billion dollars of AUM of the Fund; and 50% of Management Fees on AUM of the Fund over two billion dollars. Additionally, MCCM is entitled to receive 30% of any performance allocation received by the Adviser, as the general partner of the Fund, ("Performance Allocation") from the Fund on the first one billion dollars of AUM of the Fund; 40% of Performance Allocation on the second billion dollars of AUM of the Fund; and 50% of Performance Allocation on AUM of the Fund over two billion dollars.

5. Liability and Indemnification

A.  Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither MCCM nor any of its officers, directors, partners, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of, including but not limited to, any act or omission in the course of, or connected with, rendering services hereunder by MCCM or its Affiliates, any error of judgment or mistake of law by MCCM or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of MCCM or its Affiliates for, and MCCM shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MCCM in the performance of any of its duties or obligations hereunder; or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials,reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to MCCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by MCCM Indemnitees (as defined below) for use therein.

B.  Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by MCCM as a result of, including but not limited to, any error of judgment or mistake of law by the Adviser, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless MCCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "MCCM Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of MCCM Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any

Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to MCCM or the Fund by the Adviser Indemnitees for use therein.

6. Representations of the Adviser

The Adviser represents, warrants and agrees that:

A.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 of the Advisers Act and will provide MCCM with a copy of such code of ethics. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of the Adviser shall certify to the Chief Compliance Officer of the Fund that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

B.  The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.  The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify MCCM of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify MCCM if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.  The Adviser has provided the Fund and MCCM with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Fund and MCCM at least annually. Such amendments shall reflect all changes in the Adviser's organizational structure, professional staff or other significant developments affecting the Adviser, as required by the Advisers Act.

E.  The Adviser will notify the Fund and MCCM of any potential assignment of this Agreement or change of control of the Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.  The Adviser will promptly notify the Fund and MCCM of any financial condition that is likely to impair the Adviser's ability to fulfill its commitment under this Agreement.

G.  The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.  The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its Affiliates are a party.

7. Representations of MCCM

MCCM represents, warrants and agrees that:

A.  MCCM is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon MCCM by applicable law and regulations.

B.  MCCM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify MCCM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. MCCM will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.  MCCM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of MCCM shall certify to the Chief Compliance Officer of the Fund that MCCM has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of MCCM's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

D.  MCCM has provided the Fund and the Adviser with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Fund and the Adviser at least annually. Such amendments shall reflect all changes in MCCM's organizational structure, professional staff or other significant developments affecting MCCM, as required by the Advisers Act.

E.  MCCM will notify the Fund and the Adviser of any potential assignment of this Agreement or change of control of MCCM, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of MCCM, in each case prior to or promptly after, such change. MCCM agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.  MCCM will promptly notify the Fund and the Adviser of any financial condition that is likely to impair MCCM's ability to fulfill its commitment under this Agreement.

G.  MCCM agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.  The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which MCCM or any of its Affiliates are a party.

8. Supplemental Arrangements

MCCM may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such MCCM hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of MCCM, and neither the Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

9. Regulation

MCCM shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10. Records

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to MCCM such records and permit MCCM to retain such records (either in original or in duplicate form) as MCCM shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by MCCM free from any claim or retention of rights therein, provided that MCCM may retain any such records that are required to be retained by it by law or regulation. The Adviser and MCCM shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

11. Duration of Agreement

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Directors of the Fund who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

12. Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Adviser and MCCM, or by the Adviser or MCCM on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

13. Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

14. Assignment

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by MCCM shall result in the automatic termination of this Agreement, as provided in Section 12 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such MCCM except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

15. Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

16. Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17. Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Hatteras Funds, LLC 6601 Six Forks Road Suite 340 Raleigh, NC 27615 Attn: J. Michael Fields
For:	Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road Suite 200 Chapel Hill, NC 27517 Attn:

18. Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19. Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20. Interpretation

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Hatteras Funds, LLC		Morgan Creek Capital Management, LLC
By:	_______________________________________	By:	_______________________________________
	Name: J. Michael Fields Title: Chief Operating Officer		Name: Mark W. Yusko Title: CEO & CIO
Hatteras Master Fund, LP
By:_______________________________________
Name: J. Michael Fields Title: Secretary

HATTERAS FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE ALL BALLOTS. YOU WILL RECEIVE A BALLOT FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER.

PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-342-8763 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2016

NOTICE IS HEREBY GIVEN that a **SPECIAL MEETING OF MEMBERS** (the "Special Meeting") of the Hatteras Core Alternatives TEI Institutional Fund, L.P., (the "Fund") will be held on January 21, 2016, at 9:00 a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. **This proxy is solicited on behalf of the Board of Directors of the Fund, and the proposals (set forth) have been proposed by the Board of Directors.**

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals, on behalf of a Fund. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-342-8763. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 21, 2016.
The proxy statement for this meeting is available at: **proxyonline.com/docs/HatterasFunds.pdf**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Managers. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1) To obtain voting instructions regarding the Master Fund Proposal to approve the new investment advisory agreement between Hatteras Funds, LLC and the Master Fund;	O	O	O
2) To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement among Morgan Creek Capital Management, Hatteras Funds, LLC and the Master Fund;	O	O	O

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]